UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 27, 2004

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:   (805) 557-2300

(Former name or former address, if changed since last report)

Item 7. Exhibits

(c)	Exhibit

99.1	Slide Presentation dated May 27, 2004.

Item 12. Results of Operations and Financial Condition.

On May 27, 2004, the Company is presenting at the Goldman Sachs Fifth Annual Internet Conference at the Bellagio Hotel in Las Vegas. A copy of the slide presentation accompanying such presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: May 27, 2004	By:	/s/ MICHAEL R. DOUGLAS

Michael R. Douglas
Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Slide presentation presented on May 27, 2004 at the Goldman Sachs Fifth Annual Internet Conference at the Bellagio Hotel in Las Vegas.